UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2009
Bookham, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 383-1400
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
On January 27, 2009, Bookham, Inc. announced its financial results for the fiscal quarter ended December 27, 2008. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On January 27, 2009, Bookham, Inc. (“Bookham”) and Avanex Corporation (“Avanex”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which Bookham and Avanex will combine their businesses through a merger of a newly formed, wholly owned subsidiary of Bookham with and into Avanex.
A copy of the joint press release of Bookham and Avanex announcing the execution of the Merger Agreement is included herein as Exhibit 99.2 and is incorporated herein by reference.
The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.
Additional Information and Where to Find It
In connection with the proposed transaction, Bookham and Avanex plan to file documents with the SEC, including the filing by Bookham of a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Bookham and Avanex plan to file with the SEC other documents regarding the proposed transaction. Investors and security holders of Bookham and Avanex are urged to carefully read the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Bookham and Avanex because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting Bookham Investor Relations at (408) 404-5400 or Avanex Investor Relations at (510) 897-4188. Investors and security holders may obtain free copies of the documents filed with the SEC on Bookham’s website at www.bookham.com or Avanex’s website at www.avanex.com or the SEC’s website at www.sec.gov. Bookham, Avanex and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus described above. Additional information regarding the directors and executive officers of Bookham is also included in Bookham’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on September 18, 2008, and additional information regarding the directors and executive officers of Avanex is also included in Avanex’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on October 14, 2008, respectively.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.

99.1	Press release issued by Bookham, Inc. on January 27, 2009.

99.2	Press release issued jointly by Bookham, Inc. and Avanex Corporation on January 27, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: January 27, 2009	By:	/s/ Alain Couder
Alain Couder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press release issued by Bookham, Inc. on January 27, 2009.

99.2	Press release issued jointly by Bookham, Inc. and Avanex Corporation on January 27, 2009.